UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2013

INNOVATIVE SOFTWARE TECHNOLOGIES, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-27465 (Commission File Number)	26-1469061 (I.R.S. Employer Identification No.)
2802 North Howard Avenue
Tampa, Florida 33607
(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (813) 920 - 9435

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 31, 2013, Mr. Lou Zant resigned from his position as President of Innovative Software Technologies, Inc. (the “Company”).  Mr. Zant resigned to pursue another career opportunity. Mr. Zant's resignation is not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.  Mr. Zant will continue to assist the Company in a consulting role.

Peter Peterson, the Company's CEO, will assume the duties of President effective immediately.  Prior to Mr. Zant's hiring, Mr. Peterson served as both President and CEO of the Company.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

INNOVATIVE SOFTWARE TECHNOLOGIES, INC.

By: /s/ Peter M. Peterson
Peter M. Peterson
Chief Executive Officer

Date: January 6, 2014